UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

APRIL 30, 2011 Semiannual Report to Shareholders

DWS Strategic Government Securities Fund

Contents
4 Performance Summary
8 Information About Your Fund's Expenses
10 Portfolio Summary
11 Investment Portfolio
20 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
29 Notes to Financial Statements
43 Summary of Management Fee Evaluation by Independent Fee Consultant
47 Account Management Resources
48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2011
Average Annual Total Returns as of 4/30/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.69%	5.02%	6.32%	6.38%	5.17%
Class B	1.23%	4.08%	5.41%	5.47%	4.24%
Class C	1.30%	4.33%	5.52%	5.57%	4.34%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-1.11%	2.13%	5.34%	5.79%	4.88%
Class B (max 4.00% CDSC)	-2.75%	1.08%	4.81%	5.30%	4.24%
Class C (max 1.00% CDSC)	0.31%	4.33%	5.52%	5.57%	4.34%
No Sales Charges						Life of Class S*
Class S	1.66%	5.20%	6.50%	6.57%	N/A	5.76%
Institutional Class	1.83%	5.30%	6.59%	6.64%	5.40%	N/A
Barclays Capital GNMA Index+	1.12%	5.93%	6.45%	6.79%	5.76%	6.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.
Average Annual Total Returns as of 3/31/11 (most recent calendar quarter end)
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.15%	5.86%	6.03%	5.03%
Class B	4.21%	4.91%	5.11%	4.12%
Class C	4.34%	5.06%	5.21%	4.21%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	2.26%	4.88%	5.44%	4.74%
Class B (max 4.00% CDSC)	1.21%	4.30%	4.95%	4.12%
Class C (max 1.00% CDSC)	4.34%	5.06%	5.21%	4.21%
No Sales Charges					Life of Class S*
Class S	5.33%	6.04%	6.21%	N/A	5.61%
Institutional Class	5.42%	6.08%	6.28%	5.27%	N/A
Barclays Capital GNMA Index+	5.35%	5.99%	6.45%	5.65%	5.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 0.80%, 1.72%, 1.56%, 0.62% and 0.51% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Government Securities Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The unmanaged Barclays Capital GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 4/30/11	$8.87	$8.87	$8.89	$8.87	$8.86
10/31/10	$8.91	$8.91	$8.93	$8.91	$8.90
Distribution Information: Six Months as of 4/30/11: Income Dividends	$.19	$.15	$.15	$.20	$.20
April Income Dividend	$.0312	$.0246	$.0257	$.0325	$.0332
SEC 30-day Yield as of 4/30/11++	3.48%	2.65%	2.81%	3.76%	3.85%
Current Annualized Distribution Rate as of 4/30/11++	4.22%	3.33%	3.47%	4.40%	4.50%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Lipper Rankings — GNMA Funds Category as of 4/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	45	of	68	66
3-Year	23	of	63	36
5-Year	24	of	56	43
10-Year	25	of	46	54
Class B 1-Year	68	of	68	99
3-Year	52	of	63	82
5-Year	52	of	56	92
10-Year	45	of	46	96
Class C 1-Year	65	of	68	95
3-Year	51	of	63	80
5-Year	47	of	56	83
10-Year	44	of	46	94
Class S 1-Year	35	of	68	51
3-Year	20	of	63	32
5-Year	20	of	56	36
Institutional Class 1-Year	31	of	68	45
3-Year	17	of	63	27
5-Year	19	of	56	34
10-Year	14	of	46	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2010 to April 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended April 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,016.90	$1,012.30	$1,013.00	$1,016.60	$1,018.30
Expenses Paid per $1,000*	$4.05	$8.58	$7.84	$3.30	$2.55
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/11	$1,020.78	$1,016.27	$1,017.01	$1,021.52	$1,022.27
Expenses Paid per $1,000*	$4.06	$8.60	$7.85	$3.31	$2.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Strategic Government Securities Fund	.81%	1.72%	1.57%	.66%	.51%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	4/30/11	10/31/10

Mortgage-Backed Securities Pass-Throughs	87%	83%
Collateralized Mortgage Obligations	15%	14%
Government & Agency Obligations	4%	6%
Cash Equivalents and Other Assets and Liabilities, net	(6)%	(3)%
	100%	100%

Coupons*	4/30/11	10/31/10

Less than 4.5%	23%	23%
4.5%-5.49%	40%	37%
5.5%-6.49%	31%	33%
6.5%-7.49%	5%	6%
7.5% and Greater	1%	1%
	100%	100%

Credit Quality (Excluding Securities Lending Collateral and Cash Equivalents)	4/30/11	10/31/10

US Government and Agencies	98%	98%
AAA	2%	2%
	100%	100%

Interest Rate Sensitivity	4/30/11	10/31/10

Effective Maturity	7.4 years	4.5 years
Effective Duration	5.0 years	3.3 years

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, coupons and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 86.8%
Federal Home Loan Mortgage Corp.:
6.5%, 7/1/2035	1,362,058	1,510,608
7.0%, with various maturities from 6/1/2032 until 10/1/2038	987,043	1,117,763
Federal National Mortgage Association:
4.0%, 12/1/2039 (a)	22,000,000	21,896,875
5.0%, with various maturities from 6/1/2036 until 5/1/2040 (a)	32,000,000	33,757,676
6.0%, 8/1/2035	228,500	246,477
Government National Mortgage Association:
4.5%, with various maturities from 6/1/2039 until 1/15/2041 (a) (b)	247,171,282	258,363,444
5.0%, with various maturities from 2/15/2033 until 10/15/2040 (a) (b)	429,268,568	461,637,609
5.5%, with various maturities from 12/15/2024 until 2/15/2041 (a) (b)	436,148,121	475,342,418
6.0%, with various maturities from 11/15/2028 until 7/20/2039 (b)	229,178,415	254,129,425
6.5%, with various maturities from 10/15/2024 until 6/20/2039 (b)	75,164,963	84,238,292
7.0%, with various maturities from 10/15/2022 until 3/20/2039	21,033,174	23,838,279
7.5%, with various maturities from 3/15/2022 until 1/15/2037	8,108,217	9,315,453
Total Mortgage-Backed Securities Pass-Throughs (Cost $1,561,164,139)		1,625,394,319

Commercial Mortgage-Backed Securities 0.4%
Government National Mortgage Association:
"Z", Series 2010-161, 3.7%, 12/16/2050	5,740,150	3,975,624
"KZ", Series 2010-148, 3.98%, 9/16/2050	1,212,693	777,379
"Z", Series 2011-16, 4.195%*, 4/16/2053	3,241,938	2,499,893
Total Commercial Mortgage-Backed Securities (Cost $7,572,396)		7,252,896

Collateralized Mortgage Obligations 15.0%
FannieMae Whole Loan:
"IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037	1,969,511	222,625
"1A6", Series 2007-W8, 6.486%*, 9/25/2037	4,766,528	5,010,076
Federal Home Loan Mortgage Corp.:
"FP", Series 2341, 1.119%*, 7/15/2031	1,311,973	1,335,625
"FO", Series 2418, 1.119%*, 2/15/2032	1,932,126	1,968,779
"GF", Series 2412, 1.169%*, 2/15/2032	1,176,826	1,200,743
"FA", Series 2419, 1.219%*, 2/15/2032	1,436,795	1,469,198
"F", Series 2439, 1.219%*, 3/15/2032	1,911,123	1,953,539
"FA", Series 2436, 1.219%*, 3/15/2032	1,720,010	1,758,185
"EF", Series 2470, 1.219%*, 3/15/2032	2,712,559	2,772,762
"ZW", Series 3763, 4.5%, 11/15/2040	8,190,866	7,575,239
"PT", Series 3586, IOette, 4.619%**, 2/15/2038	5,628,925	5,893,447
"57", Series 256, Interest Only, 5.0%, 3/15/2023	3,500,364	407,471
"ZK", Series 3382, 5.0%, 7/15/2037	8,301,104	8,326,224
"PE", Series 2489, 6.0%, 8/15/2032	7,761,783	8,551,077
"TZ", Series 2778, 6.0%, 2/15/2034	2,701,697	2,845,831
"WS", Series 2877, Interest Only, 6.381%**, 10/15/2034	10,745,994	948,892
"SG", Series 3033, Interest Only, 6.431%**, 9/15/2035	3,322,479	447,251
"A", Series 172, Interest Only, 6.5%, 1/1/2024	378,087	67,929
"SB", Series 2742, Interest Only, 6.781%**, 1/15/2019	4,082,948	494,495
"SB", Series 2788, Interest Only, 6.881%**, 10/15/2022	789,431	54,438
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	1,072	1,020
"OF", Series 2001-60, 1.163%*, 10/25/2031	813,545	828,919
"OF", Series 2001-70, 1.163%*, 10/25/2031	406,773	414,459
"FB", Series 2002-30, 1.213%*, 8/25/2031	2,073,860	2,119,922
"PF", Series 2001-69, 1.213%*, 12/25/2031	1,230,566	1,259,549
"FJ", Series 2002-52, 1.213%*, 9/25/2032	1,443,703	1,476,276
"FB", Series 2002-84, 1.213%*, 12/25/2032	3,053,312	3,121,138
"FJ", Series 2003-45, 1.744%*, 6/25/2033	2,905,560	2,984,555
"25", Series 351, Interest Only, 4.5%, 5/1/2019	3,656,676	373,509
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	7,802,685	735,651
"21", Series 334, Interest Only, 5.0%, 3/1/2018	4,263,647	449,603
"20", Series 334, Interest Only, 5.0%, 3/1/2018	3,198,193	325,090
''23", Series 339, Interest Only, 5.0%, 7/1/2018	3,051,562	326,667
"PZ", Series 2007-47, 5.0%, 5/25/2037	5,945,824	6,213,733
"ZA", Series 2008-24, 5.0%, 4/25/2038	14,578,896	15,219,554
"ZX", Series 2010-13, 5.0%, 3/25/2040	11,659,338	11,469,376
"ZQ", Series G93-39, 6.5%, 12/25/2023	3,873,419	4,306,777
Government National Mortgage Association:
"FG", Series 2002-76, 0.616%*, 10/16/2029	1,206,180	1,212,761
"FP", Series 2003-67, 1.114%*, 8/20/2033	5,621,875	5,774,720
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	6,411,827	664,667
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	9,291,862	756,404
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	5,945,050	494,113
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	2,521,522	383,484
"VB", Series 2010-26, 5.0%, 1/20/2024	2,114,467	2,238,352
"KE", Series 2004-19, 5.0%, 3/16/2034	4,500,000	4,740,451
"ZB", Series 2004-31, 5.0%, 4/20/2034	7,941,002	8,336,387
"Z", Series 2004-61, 5.0%, 8/16/2034	1,743,308	1,771,554
"LE", Series 2004-87, 5.0%, 10/20/2034	7,241,000	7,473,299
"ZB", Series 2005-15, 5.0%, 2/16/2035	12,242,547	12,798,568
"Z", Series 2005-25, 5.0%, 3/16/2035	2,709,277	2,870,372
"ZA", Series 2006-47, 5.0%, 8/16/2036	6,724,491	7,171,499
"CK", Series 2007-31, 5.0%, 5/16/2037	7,412,000	7,909,055
"ZN", Series 2009-64, 5.0%, 7/20/2039	15,070,576	15,774,996
"EY", Series 2010-46, 5.0%, 4/20/2040	30,000,000	32,322,063
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	472,776	17,478
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	2,776,939	406,602
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	7,717,937	996,487
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	2,584,554	344,960
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	2,569,447	198,756
"PC", Series 2003-19, 5.5%, 3/16/2033	8,045,000	8,857,666
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033	2,797,202	527,036
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	3,754,352	591,750
"PC", Series 2007-2, 5.5%, 6/20/2035	10,000,000	10,954,333
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	5,488,399
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	6,732,060	894,615
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,555,637	2,819,711
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	695,203	151,755
"CT", Series 2009-42, 6.0%, 8/16/2035	8,342,436	9,208,012
"PY", Series 2009-122, 6.0%, 12/20/2039	8,739,744	9,546,916
"SA", Series 2008-44, Interest Only, 6.187%**, 5/20/2038	11,627,104	1,474,031
"SM", Series 2009-100, Interest Only, 6.234%**, 5/16/2039	5,120,614	700,437
"SI", Series 2008-27, Interest Only, 6.257%**, 3/20/2038	7,732,581	907,667
"SL", Series 2009-100, Interest Only, 6.284%**, 5/16/2039	5,974,049	838,362
"QA", Series 2007-57, Interest Only, 6.287%**, 10/20/2037	4,935,696	651,541
"SC", Series 2008-64, Interest Only, 6.287%**, 4/20/2028	3,440,745	150,515
"SA", Series 2007-43, Interest Only, 6.287%**, 7/20/2037	17,606,078	2,238,382
"PS", Series 2003-55, Interest Only, 6.486%**, 6/20/2033	4,479,848	663,956
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	2,958,695	467,660
"SA", Series 2006-69, Interest Only, 6.587%**, 12/20/2036	9,962,386	1,465,855
"PS", Series 2004-34, Interest Only, 6.934%**, 4/16/2034	3,876,440	648,125
"SK", Series 2009-16, Interest Only, 7.167%**, 1/20/2037	13,185,360	2,204,620
"S", Series 2000-14, Interest Only, 8.134%**, 2/16/2030	2,665,200	488,661
Total Collateralized Mortgage Obligations (Cost $262,130,398)		281,526,657

Government & Agency Obligations 4.4%
Other Government Related (c) 1.0%
Ally Financial, Inc., FDIC Guaranteed, 1.75%, 10/30/2012	6,200,000	6,321,111
Citigroup Funding, Inc., FDIC Guaranteed, 1.875%, 10/22/2012	5,000,000	5,100,150
Western Corporate Federal Credit Union, 1.75%, 11/2/2012	7,800,000	7,947,849
		19,369,110
US Government Sponsored Agencies 0.5%
Federal Home Loan Mortgage Corp., 1.375%, 1/9/2013 (b)	4,752,000	4,816,242
Federal National Mortgage Association, 0.5%, 10/30/2012 (b)	3,945,000	3,944,886
		8,761,128
US Treasury Obligations 2.9%
US Treasury Bill, 0.135%***, 9/15/2011 (d)	7,357,000	7,354,998
US Treasury Notes:
0.375%, 8/31/2012	8,000,000	8,003,752
0.875%, 2/29/2012 (e)	18,000,000	18,099,900
1.375%, 5/15/2013 (b)	15,000,000	15,226,200
3.625%, 2/15/2020	5,000,000	5,198,830
		53,883,680
Total Government & Agency Obligations (Cost $81,382,997)		82,013,918

	Contracts	Value ($)

Call Options Purchased 0.0%
10 Year US Treasury Notes, Expiration Date 5/20/2011, Strike price $122	775	230,078
10 Year US Treasury Notes, Expiration Date 5/20/2011, Strike price $121.5	387	181,406
Total Call Options Purchased (Cost $279,931)		411,484

	Shares	Value ($)

Securities Lending Collateral 29.7%
Daily Assets Fund Institutional, 0.18% (f) (g) (Cost $556,719,484)	556,719,484	556,719,484

Cash Equivalents 4.1%
Central Cash Management Fund, 0.14% (f) (Cost $77,024,145)	77,024,145	77,024,145

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,546,273,490)+	140.4	2,630,342,903
Other Assets and Liabilities, Net	(40.4)	(756,758,648)
Net Assets	100.0	1,873,584,255

* These securities are shown at their current rate as of April 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of April 30, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $2,546,368,282. At April 30, 2011, net unrealized appreciation for all securities based on tax cost was $83,974,621. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $85,734,597 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,759,976.

(a) When-issued or delayed delivery securities included.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2011 amounted to $545,122,416, which is 29.1% of net assets.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At April 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At April 30, 2011, this security has been pledged, in whole or in part, as collateral for swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Government National Mortgage Association and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At April 30, 2011, open futures contracts purchased were as follows:
	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	6/15/2011	1,260	144,013,509	406,153
10 Year US Treasury Note	USD	6/21/2011	2,539	307,576,047	2,585,266
2 Year US Treasury Note	USD	6/30/2011	749	164,124,625	813,922
Federal Republic of Germany Euro-Bund	EUR	6/8/2011	109	19,844,864	285,791
Ultra Long Term US Treasury Bond	USD	6/21/2011	148	18,629,500	428,062
Total unrealized appreciation					4,519,194

At April 30, 2011, open futures contracts sold were as follows:
	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	6/21/2011	567	72,871,321	(216,260)
10 Year Japanese Government Bond	JPY	6/9/2011	9	15,539,050	(52,395)
10 Year US Treasury Note	USD	6/21/2011	425	51,484,766	(107,323)
Federal Republic of Germany Euro-Schatz	EUR	6/8/2011	2,095	332,968,439	(461,470)
United Kingdom Long Gilt Bond	GBP	6/28/2011	789	157,041,677	(2,405,538)
Total unrealized depreciation					(3,242,986)

At April 30, 2011, open interest rate swaps were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation (Depreciation) ($)
1/11/2012 1/11/2022	200,000,000	1	Fixed — 3.906%	Floating — LIBOR	(3,229,920)	—	(3,229,920)
10/28/2010 10/28/2025	3,590,000	2	Floating — LIBOR	Floating — 4.154%++	(61,451)	—	(61,451)
11/1/2010 11/1/2025	6,100,000	3	Floating — LIBOR	Floating — 4.154%++	(232,631)	—	(232,631)
11/12/2010 11/12/2025	7,180,000	2	Floating — LIBOR	Floating — 4.312%++	25,972	—	25,972
11/15/2010 11/15/2025	7,180,000	3	Floating — LIBOR	Floating — 4.613%++	(302,386)	—	(302,386)
11/16/2010 11/16/2025	3,590,000	2	Floating — LIBOR	Floating — 4.614%++	45,598	—	45,598
11/19/2010 11/19/2025	3,590,000	3	Floating — LIBOR	Floating — 4.812%++	(136,860)	—	(136,860)
11/23/2010 11/23/2025	1,800,000	2	Floating — LIBOR	Floating — 4.862%++	34,134	—	34,134
Total net unrealized depreciation							(3,857,544)

++ These interest rate swaps are shown at their current rate as of April 30, 2011.

At April 30, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/9/2010 6/1/2012	75,100,000	4	0.45%	Citi Global Interest Rate Strategy Index	854,181	50,067	804,114
Counterparties: 1 UBS AG 2 Morgan Stanley 3 Barclays Bank PLC 4 Citigroup, Inc.

At April 30, 2011, open written option contracts were as follows:
Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (h)
Call Options 30-Year GNSF	4.0	25,000,000	5/11/2011	99.8	398,438
30-Year GNSF	4.0	25,000,000	5/11/2011	101.1	132,813
30-Year GNSF	4.0	25,000,000	5/11/2011	100.8	160,156
30-Year GNSF	4.0	25,000,000	6/13/2011	100.2	328,125
30-Year GNSF	4.0	25,000,000	6/13/2011	100.1	296,875
30-Year GNSF	4.0	25,000,000	7/13/2011	100.3	328,125
30-Year GNSF	4.0	25,000,000	7/13/2011	99.8	406,250
30-Year GNSF	4.5	25,000,000	5/11/2011	103.8	199,219
30-Year GNSF	4.5	25,000,000	5/11/2011	102.9	406,250
30-Year GNSF	4.5	25,000,000	6/13/2011	103.4	250,000
30-Year GNSF	4.5	25,000,000	6/13/2011	103.5	262,649
30-Year GNSF	4.5	25,000,000	7/13/2011	103.6	237,232
30-Year GNSF	4.5	25,000,000	7/13/2011	103.6	250,000
30-Year GNSF	5.0	25,000,000	5/11/2011	106.7	140,625
30-Year GNSF	5.0	25,000,000	5/11/2011	106.6	138,281
30-Year GNSF	5.0	50,000,000	5/11/2011	105.9	640,625
30-Year GNSF	5.0	25,000,000	6/13/2011	106.3	179,687
30-Year GNSF	5.0	25,000,000	6/13/2011	106.5	163,630
30-Year GNSF	5.0	25,000,000	7/13/2011	106.0	225,414
Total Call Options (Premiums received $3,240,234)					5,144,394
Put Options 30-Year GNSF	4.0	25,000,000	5/11/2011	98.8	7,812
30-Year GNSF	4.0	25,000,000	5/11/2011	100.1	15,625
30-Year GNSF	4.0	25,000,000	5/11/2011	99.8	5,469
30-Year GNSF	4.0	25,000,000	6/13/2011	99.1	31,250
30-Year GNSF	4.0	25,000,000	6/13/2011	99.6	78,125
30-Year GNSF	4.5	25,000,000	5/11/2011	101.9	7,812
30-Year GNSF	4.5	25,000,000	5/11/2011	102.8	781
30-Year GNSF	4.5	25,000,000	6/13/2011	102.4	15,625
30-Year GNSF	4.5	50,000,000	6/13/2011	102.5	97,446
30-Year GNSF	5.0	25,000,000	5/11/2011	105.7	7,813
30-Year GNSF	5.0	25,000,000	5/11/2011	104.9	159
30-Year GNSF	5.0	25,000,000	5/11/2011	104.9	7,813
30-Year GNSF	5.0	25,000,000	5/11/2011	105.6	781
30-Year GNSF	5.0	25,000,000	6/13/2011	105.5	28,871
30-Year GNSF	5.0	25,000,000	6/13/2011	105.3	15,625
30-Year GNSF	5.0	25,000,000	6/13/2011	105.3	7,813
Total Put Options (Premiums received $2,770,508)					328,820
Total Written Options (Premiums received $6,010,742)					5,473,214

(h) Unrealized appreciation on written options at April 30, 2011 was $537,528.

GNSF: Government National Single Family

LIBOR: London Interbank Offered Rate

As of April 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	27,908,632	AUD	26,717,000	5/24/2011	1,233,228	UBS AG
USD	53,746,307	SEK	335,643,000	5/24/2011	1,833,439	UBS AG
USD	41,734,953	CAD	40,134,000	5/24/2011	555,060	UBS AG
USD	31,276,178	NOK	170,402,000	5/24/2011	1,192,101	UBS AG
Total unrealized appreciation					4,813,828

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	7,221,000	USD	11,741,165	5/24/2011	(309,115)	UBS AG
JPY	1,856,054,000	USD	22,065,279	5/24/2011	(761,931)	UBS AG
NZD	44,056,000	USD	34,734,764	5/24/2011	(753,136)	UBS AG
CHF	31,255,000	USD	34,819,935	5/24/2011	(1,244,570)	UBS AG
EUR	8,419,000	USD	12,192,312	5/24/2011	(278,420)	UBS AG
Total unrealized depreciation					(3,347,172)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts, options contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Mortgage-Backed Securities Pass-Throughs	$—	$1,625,394,319	$—	$1,625,394,319
Commercial Mortgage- Backed Securities	—	7,252,896	—	7,252,896
Collateralized Mortgage Obligations	—	281,526,657	—	281,526,657
Government & Agency Obligations	—	82,013,918	—	82,013,918
Short-Term Investments (i)	633,743,629	—	—	633,743,629
Derivatives (j)	4,930,678	5,723,646	—	10,654,324
Total	$638,674,307	$2,001,911,436	$—	$2,640,585,743
Liabilities
Derivatives (j)	$(3,242,986)	$(7,310,420)	$(5,473,214)	$(16,026,620)
Total	$(3,242,986)	$(7,310,420)	$(5,473,214)	$(16,026,620)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended April 30, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include option purchased, at value, unrealized appreciation (depreciation) on futures contracts, interest rate swaps, total return swaps and forward foreign currency exchange contracts and options written, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Collateralized Mortgage Obligations	Written Options
Balance as of October 31, 2010	$7,285,229	$(3,375,396)
Net realized gain (loss)	857,676	(1,010,742)
Change in unrealized appreciation (depreciation)	(1,030,389)	826,010
Amortization premium/discount	(305,754)	—
Net purchases (sales)	(6,806,762)	(1,913,086)
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	—
Balance as of April 30, 2011	$—	$(5,473,214)
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2011	$—	$537,528

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,912,529,861) — including $545,122,416 of securities loaned	$1,996,599,274
Investment in Daily Assets Fund Institutional (cost $556,719,484)*	556,719,484
Investment in Central Cash Management Fund (cost $77,024,145)	77,024,145
Total investments in securities, at value (cost $2,546,273,490)	2,630,342,903
Deposits with broker for futures contracts	13,836,218
Deposit from broker on swap contracts	750,000
Cash held as collateral for forward currency exchange contracts	6,750,000
Receivable for investments sold	184,875,779
Receivable for investments sold — when-issued securities	937,733,123
Receivable for Fund shares sold	573,971
Interest receivable	8,243,578
Unrealized appreciation on swap contracts	909,818
Unrealized appreciation on forward foreign currency exchange contracts	4,813,828
Upfront payments paid on swap contracts	50,067
Due from custodian	47,657,031
Other assets	89,935
Total assets	3,836,626,251
Liabilities
Cash overdraft	46,075,981
Payable upon return of securities loaned	556,719,484
Payable for investments purchased	82,383,125
Payable for investments purchased — when-issued securities	1,258,353,414
Payable for Fund shares redeemed	2,253,411
Payable for variation margin on futures contracts	992,889
Payable upon return of deposit for swap contracts	750,000
Options written, at value (premiums received $6,010,742)	5,473,214
Unrealized depreciation on swap contracts	3,963,248
Unrealized depreciation on forward foreign currency exchange contracts	3,347,172
Accrued management fee	533,948
Other accrued expenses and payables	2,196,110
Total liabilities	1,963,041,996
Net assets, at value	$1,873,584,255

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of April 30, 2011 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	5,143,011
Net unrealized appreciation (depreciation) on: Investments	84,069,413
Swap contracts	(3,053,430)
Futures	1,276,208
Foreign currency	1,501,202
Written options	537,528
Accumulated net realized gain (loss)	(61,907,928)
Paid-in capital	1,846,018,251
Net assets, at value	$1,873,584,255
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,707,526,726 ÷ 192,451,317 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.87
Maximum offering price per share (100 ÷ 97.25 of $8.87)	$9.12
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,965,944 ÷ 785,679 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.87
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($71,710,920 ÷ 8,067,159 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.89
Class S Net Asset Value, offering and redemption price per share ($85,673,713 ÷ 9,654,874 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.87
Institutional Class Net Asset Value, offering and redemption price per share ($1,706,952 ÷ 192,658 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2011 (Unaudited)
Investment Income
Income: Interest	$38,885,061
Income distributions — Central Cash Management Fund	61,288
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	27,116
Total income	38,973,465
Expenses: Management fee	3,056,362
Administration fee	945,932
Services to shareholders	1,131,298
Distribution and service fees	2,364,020
Custodian fee	55,456
Professional fees	59,646
Reports to shareholders	69,054
Registration fees	44,848
Trustees' fees and expenses	29,830
Other	155,675
Total expenses before expense reductions	7,912,121
Expense reductions	(2,334)
Total expenses after expense reductions	7,909,787
Net investment income	31,063,678
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,030,258
Swap contracts	575,045
Futures	11,214,189
Written options	780,664
Foreign currency	3,896,349
19,496,505
Change in net unrealized appreciation (depreciation) on: Investments	(18,330,986)
Swap contracts	(3,795,903)
Futures	(362,991)
Written options	826,010
Foreign currency	1,623,149
(20,040,721)
Net gain (loss)	(544,216)
Net increase (decrease) in net assets resulting from operations	$30,519,462

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Operations: Net investment income	$31,063,678	$66,307,868
Net realized gain (loss)	19,496,505	37,538,616
Change in net unrealized appreciation (depreciation)	(20,040,721)	23,702,476
Net increase (decrease) in net assets resulting from operations	30,519,462	127,548,960
Distributions to shareholders from: Net investment income: Class A	(36,769,123)	(76,826,827)
Class B	(129,432)	(359,528)
Class C	(1,318,586)	(2,480,404)
Class S	(1,955,812)	(3,848,050)
Institutional Class	(40,097)	(49,309)
Net realized gains: Class A	—	(16,276,388)
Class B	—	(122,616)
Class C	—	(561,281)
Class S	—	(743,232)
Institutional Class	—	(4,400)
Total distributions	(40,213,050)	(101,272,035)
Fund share transactions: Proceeds from shares sold	44,178,028	191,875,272
Reinvestment of distributions	32,173,078	79,269,554
Payments for shares redeemed	(178,291,691)	(321,043,254)
Net increase (decrease) in net assets from Fund share transactions	(101,940,585)	(49,898,428)
Increase from regulatory settlements (see Note G)	—	119,602
Increase (decrease) in net assets	(111,634,173)	(23,501,901)
Net assets at beginning of period	1,985,218,428	2,008,720,329
Net assets at end of period (including undistributed net investment income of $5,143,011 and $14,292,383, respectively)	$1,873,584,255	$1,985,218,428

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2011	a	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.91		$8.79	$8.08	$8.36		$8.39		$8.41
Income from investment operations: Net investment incomeb	.14		.30	.34	.39		.39		.36
Net realized and unrealized gain (loss)	.01	e	.27	.73	(.25)		(.00	)***	.02
Total from investment operations	.15		.57	1.07	.14		.39		.38
Less distributions from: Net investment income	(.19)		(.37)	(.36)	(.39)		(.42)		(.40)
Net realized gains	—		(.08)	—	—		—		—
Return of capital	—		—	—	(.03)		—		—
Total distributions	(.19)		(.45)	(.36)	(.42)		(.42)		(.40)
Net asset value, end of period	$8.87		$8.91	$8.79	$8.08		$8.36		$8.39
Total Return (%)c	1.69	**	6.54	13.67	1.60	d	4.78	d	4.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,708		1,801	1,847	1,794		1,982		2,196
Ratio of expenses before expense reductions (%)	.81	*	.80	.81	.83		.82		.85
Ratio of expenses after expense reductions (%)	.81	*	.80	.81	.83		.82		.85
Ratio of net investment income (%)	3.31	*	3.33	4.00	4.63		4.63		4.33
Portfolio turnover rate (%)	75	**	186	207	186		336		305
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.91		$8.79	$8.07	$8.35	$8.38		$8.39
Income from investment operations: Net investment incomeb	.10		.22	.27	.31	.31		.28
Net realized and unrealized gain (loss)	.01	e	.27	.74	(.25)	(.00	)***	.03
Total from investment operations	.11		.49	1.01	.06	.31		.31
Less distributions from: Net investment income	(.15)		(.29)	(.29)	(.31)	(.34)		(.32)
Net realized gains	—		(.08)	—	—	—		—
Return of capital	—		—	—	(.03)	—		—
Total distributions	(.15)		(.37)	(.29)	(.34)	(.34)		(.32)
Net asset value, end of period	$8.87		$8.91	$8.79	$8.07	$8.35		$8.38
Total Return (%)c,d	1.23	**	5.72	12.52	.79	3.80		3.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		9	15	23	36		57
Ratio of expenses before expense reductions (%)	1.78	*	1.72	1.77	1.76	1.72		1.83
Ratio of expenses after expense reductions (%)	1.72	*	1.70	1.69	1.74	1.71		1.75
Ratio of net investment income (%)	2.40	*	2.43	3.12	3.72	3.74		3.43
Portfolio turnover rate (%)	75	**	186	207	186	336		305
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2011	a	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.93		$8.81	$8.09	$8.37		$8.41		$8.42
Income from investment operations: Net investment incomeb	.11		.23	.27	.32		.32		.29
Net realized and unrealized gain (loss)	.00	e***	.27	.75	(.25)		(.00	)***	.03
Total from investment operations	.11		.50	1.02	.07		.32		.32
Less distributions from: Net investment income	(.15)		(.30)	(.30)	(.32)		(.36)		(.33)
Net realized gains	—		(.08)	—	—		—		—
Return of capital	—		—	—	(.03)		—		—
Total distributions	(.15)		(.38)	(.30)	(.35)		(.36)		(.33)
Net asset value, end of period	$8.89		$8.93	$8.81	$8.09		$8.37		$8.41
Total Return (%)c	1.30	**	5.83	12.76	.78	d	3.85	d	3.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72		82	63	51		39		41
Ratio of expenses before expense reductions (%)	1.57	*	1.56	1.59	1.63		1.64		1.61
Ratio of expenses after expense reductions (%)	1.57	*	1.56	1.59	1.62		1.63		1.61
Ratio of net investment income (%)	2.55	*	2.57	3.22	3.84		3.82		3.57
Portfolio turnover rate (%)	75	**	186	207	186		336		305
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2011	a	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.91		$8.80	$8.08	$8.36		$8.39		$8.41
Income from investment operations: Net investment incomeb	.15		.31	.36	.41		.40		.37
Net realized and unrealized gain (loss)	.01	d	.27	.74	(.26)		(.00	)***	.02
Total from investment operations	.16		.58	1.10	.15		.40		.39
Less distributions from: Net investment income	(.20)		(.39)	(.38)	(.40)		(.43)		(.41)
Net realized gains	—		(.08)	—	—		—		—
Return of capital	—		—	—	(.03)		—		—
Total distributions	(.20)		(.47)	(.38)	(.43)		(.43)		(.41)
Net asset value, end of period	$8.87		$8.91	$8.80	$8.08		$8.36		$8.39
Total Return (%)	1.66	**	6.84	13.87	1.78	c	4.83	c	4.92	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86		93	84	79		80		91
Ratio of expenses before expense reductions (%)	.66	*	.62	.64	.65		.66		.73
Ratio of expenses after expense reductions (%)	.66	*	.62	.64	.64		.65		.69
Ratio of net investment income (%)	3.46	*	3.51	4.17	4.82		4.79		4.49
Portfolio turnover rate (%)	75	**	186	207	186		336		305
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2011	a	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.90		$8.79	$8.07	$8.35		$8.39		$8.39
Income from investment operations: Net investment incomeb	.16		.32	.36	.41		.40		.39
Net realized and unrealized gain (loss)	.00	d***	.26	.74	(.26)		(.00	)***	.02
Total from investment operations	.16		.58	1.10	.15		.40		.41
Less distributions from: Net investment income	(.20)		(.39)	(.38)	(.40)		(.44)		(.41)
Net realized gains	—		(.08)	—	—		—		—
Return of capital	—		—	—	(.03)		—		—
Total distributions	(.20)		(.47)	(.38)	(.43)		(.44)		(.41)
Net asset value, end of period	$8.86		$8.90	$8.79	$8.07		$8.35		$8.39
Total Return (%)	1.83	**	6.80	13.90	1.75	c	4.94	c	5.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	.49	.37		.19		.11
Ratio of expenses before expense reductions (%)	.51	*	.51	.57	.65		.81		.50
Ratio of expenses after expense reductions (%)	.51	*	.51	.57	.65		.67		.50
Ratio of net investment income (%)	3.61	*	3.62	4.24	4.81		4.78		4.68
Portfolio turnover rate (%)	75	**	186	207	186		336		305
a For the six months ended April 30, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic Government Securities Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Strategic Government Securities Fund, a series of DWS Strategic Government Securities Fund (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to DWS Income Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options on GNMA TBAs (To Be Announced) are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $79,800,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized October 31, 2012 ($7,500,000), October 31, 2013 ($21,430,000), October 31, 2014 ($32,163,000), October 31, 2015 ($4,867,000) and October 31, 2017 ($13,840,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, forward currency contracts, recognition of certain foreign currency gain (loss) as ordinary income (loss), mortgage-backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended April 30, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $9,690,000 to $233,030,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended April 30, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in total return swap contracts had a total notional amount of $75,100,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended April 30, 2011, the Fund entered into options on futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund entered into options on GNMA TBAs to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of April 30, 2011 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in written option contracts had a total value generally indicative of a range from approximately $3,375,000 to $6,249,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $411,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended April 30, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $644,673,000 to $961,983,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $410,326,000 to $629,905,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract "forward currency contract" is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended April 30, 2011, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of April 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $81,809,000 to $309,654,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $82,066,000 to $368,271,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$411,484	$909,818	$—	$4,519,194	$5,840,496
Foreign Exchange Contracts (b)	—	—	4,813,828	—	4,813,828
	$411,484	$909,818	$4,813,828	$4,519,194	$10,654,324

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options), unrealized appreciation on open swap contracts and futures, respectively. Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Swap Contracts	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(3,963,248)	$(5,473,214)	$—	$(3,242,986)	$(12,679,448)
Foreign Exchange Contracts (b)	—	—	(3,347,172)	—	(3,347,172)
	$(3,963,248)	$(5,473,214)	$(3,347,172)	$(3,242,986)	$(16,026,620)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts, options written, at value and futures. Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$62,231	$780,664	$—	$575,045	$11,214,189	$12,632,129
Foreign Exchange Contracts (b)	—	—	4,039,576	—	—	4,039,576
	$62,231	$780,664	$4,039,576	$575,045	$11,214,189	$16,671,705

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$131,553	$826,010	$—	$(3,795,903)	$(362,991)	$(3,201,331)
Foreign Exchange Contracts (b)	—	—	1,576,909	—	—	1,576,909
	$131,553	$826,010	$1,576,909	$(3,795,903)	$(362,991)	$(1,624,422)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended April 30, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,571,118,702 and $1,604,078,778, respectively. Purchases and sales of US Treasury obligations aggregated $10,337,345 and $15,535,487, respectively.

For the six months ended April 30, 2011, transactions for written options on securities were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	650,000,000	$3,086,914
Options written	2,470,000,000	18,197,461
Options closed	(1,145,000,000)	(9,057,813)
Options expired	(1,050,000,000)	(6,215,820)
Outstanding, end of period	925,000,000	$6,010,742

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:
First $250 million of the Fund's average daily net assets	.35%
Next $750 million of such net assets	.33%
Next $1.5 billion of such net assets	.31%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Next $2.5 billion of such net assets	.24%
Over $12.5 billion of such net assets	.22%

Accordingly, for the six months ended April 30, 2011, the management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.32% of the Fund's average daily net assets.

For the period from November 1, 2010 through January 31, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.70%.

Effective February 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.72%.

The Board of Trustees, including the Independent Trustees, approved the Fund's Investment Management Agreement and Sub-Advisory Agreement in November 2010. The Fund's Investment Management Agreement and Sub-Advisory Agreement are identical to the Predecessor Fund's Investment Management Agreement and Sub-Advisory Agreement and, as a result, in approving the Fund's Investment Management Agreement and Sub-Advisory Agreement, the Board relied on its considerations for approving the renewal of the Predecessor Fund's Investment Management Agreement and Sub-Advisory Agreement in September 2010. A discussion regarding the basis for the Board's approval of the Predecessor Fund's Investment Management Agreement and Sub-Advisory Agreement is contained in the annual report for the period ended October 31, 2010.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2011, the Administration Fee was $945,932, of which $153,515 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended April 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2011
Class A	$695,647	$—	$505,174
Class B	10,419	2,334	7,731
Class C	22,234	—	16,748
Class S	37,668	—	25,580
Institutional Class	204	—	110
	$766,172	$2,334	$555,343

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2011
Class B	$29,047	$5,327
Class C	280,699	44,204
	$309,746	$49,531

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2011	Annualized Effective Rate
Class A	$1,951,763	$1,144,116	.23%
Class B	9,394	7,579	.24%
Class C	93,117	43,994	.25%
	$2,054,274	$1,195,689

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2011 aggregated $28,419.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2011, the CDSC for Class B and C shares aggregated $5,685 and $4,362, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2011, DIDI received $13,760 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,912, of which $6,405 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:
	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,648,408	$32,131,620	13,201,545	$117,021,962
Class B	19,422	170,490	135,244	1,190,647
Class C	684,044	6,056,968	3,910,268	34,703,431
Class S	644,387	5,681,004	4,217,267	37,559,070
Institutional Class	15,717	137,946	157,958	1,400,162
		$44,178,028		$191,875,272
Shares issued in reinvestment of dividends
Class A	3,354,996	$29,524,100	8,334,565	$73,477,871
Class B	12,968	114,089	46,357	407,983
Class C	103,437	912,215	216,310	1,912,253
Class S	180,105	1,584,997	387,446	3,418,289
Institutional Class	4,289	37,677	6,006	53,158
		$32,173,078		$79,269,554
Shares redeemed
Class A	(16,565,527)	$(145,807,429)	(29,600,414)	$(261,581,389)
Class B	(225,787)	(1,985,745)	(853,133)	(7,507,373)
Class C	(1,862,991)	(16,389,328)	(2,128,729)	(18,830,730)
Class S	(1,572,057)	(13,838,408)	(3,708,286)	(32,979,812)
Institutional Class	(30,776)	(270,781)	(16,462)	(143,950)
		$(178,291,691)		$(321,043,254)
Net increase (decrease)
Class A	(9,562,123)	$(84,151,709)	(8,064,304)	$(71,081,556)
Class B	(193,397)	(1,701,166)	(671,532)	(5,908,743)
Class C	(1,075,510)	(9,420,145)	1,997,849	17,784,954
Class S	(747,565)	(6,572,407)	896,427	7,997,547
Institutional Class	(10,770)	(95,158)	147,502	1,309,370
		$(101,940,585)		$(49,898,428)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. For the year ended October 31, 2010, in accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and any unclaimed proceeds were then paid to the Fund in the amount of $119,602. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSMX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 405	23338C 504
Fund Number	018	218	318	2098	1418

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Government Securities Fund, a series of DWS Income Trust

By:	/s/ W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Beck W. Douglas Beck President

Date:	June 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 28, 2011